[LETTERHEAD]


June 13, 1996


Howard Rosen
2759 Casinno Road
Los Angeles, Ca. 90077-1525

Dear Howard,

This notice is given pursuant to section 50 of the lease Agreement dated August 24, 1994, between Future Media Productions, Inc. as Lessee and Herman Rosen & Florence W. Rosen, Trustees, etc., as Lessors.

Future Media does hereby exercise its option to extend the original term of the Lease for a period of five (5) years commencing March 1, 1997 and ending February 28, 2002.

Pursuant to the terms of paragraph 50(a) and Howard Rosen's letter of June 5, 1996, this option is exercised early. Please acknowledge your acceptance.



Very truly yours,

/s/ Alex Sandel

Alex Sandel
Future Media Productions, Inc.


Accepted:

/s/ Howard Rosen 8/20/96
-----------------------------------
Howard Rosen

              [LOGO] AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

            STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE--NET
                (DO NOT USE THIS FORM FOR MULTI-TENANT PROPERTY)


1.     BASIC PROVISIONS ("BASIC PROVISIONS")

       1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, August 24, 1994 is made by and between Herman Rosen and Florence W. Rosen, Trustees of the Herman and Florence W. Rosen Family Trust Dated December 21, 1988 and Howard N. Rosen and Carol L. Rosen,* ("LESSOR") and Future Media Productions, Inc., a California corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

       1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 25136 Anza Drive, Valencia, located in the County of Los Angeles, State of California and generally described as (describe briefly the nature of the property) an industrial tilt-up building of approximately 44,460 square feet (including mezzanine) situated on approximately 84,506 square feet of land. See attached Exhibit "A". ("PREMISES"). (See Paragraph 2 for further provisions.)

       1.3 TERM: 2 years and 6+ months ("ORIGINAL TERM") commencing August 29, 1994 ("COMMENCEMENT DATE") and ending February 28, 1997 ("EXPIRATION DATE"). (See Paragraph 3 for further provisions.)

       1.4     EARLY POSSESSION: [OMITTED]

       1.5 BASE RENT: $20,451.60 per month ("BASE RENT"), payable on the 1st day of each month commencing August 29, 1994. See Addendum attached hereto. (See Paragraph 4 for further provisions.)
/ / If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

       1.6 BASE RENT PAID UPON EXECUTION: $22,430.79 as Base Rent for the period August 29-31, 1994 and November 1994

       1.7 SECURITY DEPOSIT: $20,451.60 ("SECURITY DEPOSIT"). (See Paragraph 5 for further provisions.)

       1.8 PERMITTED USE: corporate offices, assembly, manufacturing, distribution and warehousing of electronic and computer products. (See Paragraph 6 for further provisions.)

       1.9 INSURING PARTY: Lessee is the "INSURING PARTY" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

       1.10 REAL ESTATE BROKERS: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):
CB Commercial Real Estate Group, Inc. represents
/X/ Lessor exclusively ("LESSOR'S BROKER"); / / both Lessor and Lessee, and CB Commercial Real Estate Group, Inc. represents
/X/ Lessee exclusively ("LESSEE'S BROKER"); / / both Lessee and Lessor. (See Paragraph 15 for further provisions.)

       1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by Alex Sandel pursuant to separate Guaranty of Lease dated concurrently herewith ("GUARANTOR"). (See Paragraph 37 for further provisions.)

       1.12 ADDENDA. Attached hereto is an Addendum or Addenda consisting of Paragraphs 1.5, 2.3, 6.2(b), 6.2(c), 6.3, 6.4, 7.2, 8.3(a), 9.1(b) and
9.4, 10.1(a), 12.4, 15, 30.5, and 49 through 56 and Exhibits A, B and C, all of which constitute a part of this Lease.

2.     PREMISES.

       2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

       2.2 CONDITION: Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within fifteen (15) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

       2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. See Addendum attached hereto. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within three (3) months following the Commencement Date, corrections of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

       2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

       2.5     LESSEE PRIOR OWNER/OCCUPANT. [OMITTED]

3.     TERM.

       3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

       3.2     EARLY POSSESSION. [OMITTED]

*Trustees of the Howard and Carol Rosen Trust Dated April 8, 1975.

                                                            Initials [ILLEGIBLE]
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                                    PAGE 1
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     3.3  DELAY IN POSSESSION.  [OMITTED]

4.   RENT.

     4.1 BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor sufficient to maintain the same ratio between the Security Deposit and the Base Rent as those amounts are specified in the Basic Provisions. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.   USE.

     6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessees assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

     6.2  HAZARDOUS SUBSTANCES.

          (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

          (b) DUTY TO INFORM LESSOR. See Addendum attached hereto. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on or about the Premises, included but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

          (c) INDEMNIFICATION. See Addendum attached hereto. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3 LESSEE'S COMPLIANCE WITH LAW. See Addendum attached hereto. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE LAW," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

     6.4 INSPECTION; COMPLIANCE. See Addendum attached hereto. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.   MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND
ALTERATIONS.

     7.1  LESSEE'S OBLIGATIONS.

          (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc.,

                                                            Initials [ILLEGIBLE]
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                                    PAGE 2
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

7.2 (Lessor's obligations to repair), 9 (damage and destruction), 14 (condemnation), and 7.2 (Lessor's Obligations) Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, window, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Lessee occupies the Premises for seven (7) years or more, Lessor may require Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven (7) years.

          (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt, and parking lot maintenance.

     7.2 LESSOR'S OBLIGATIONS. Except as provided in the Addendum attached hereto and except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises), 2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.

     7.3  UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

          (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative costs thereof during the term of this Lease as extended does not exceed $25,000.

          (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor under Paragraph 36 hereof.

          (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     7.4  OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

          (a) OWNERSHIP. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

          (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

          (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "ORDINARY WEAR AND TEAR" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by installation, maintenance or removal of Lessee's Trade Fixtures, furnishing, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good service practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.   INSURANCE; INDEMNITY.

     8.1 PAYMENT FOR INSURANCE. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term.
Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

     8.2  LIABILITY INSURANCE.

          (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $3,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) CARRIED BY LESSOR. In the event Lessor is the Insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

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       8.3     PROPERTY INSURANCE--BUILDING, IMPROVEMENTS AND RENTAL VALUE.

                       See Addendum attached hereto

               (a) BUILDING AND IMPROVEMENTS.* The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDER(S)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

               (b) RENTAL VALUE. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve
(12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

               (c) ADJACENT PREMISES. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

               (d) TENANT'S IMPROVEMENTS. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.
       8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $10,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

       8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable to Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

       8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor ("WAIVING PARTY") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

       8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

       8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.     DAMAGE OR DESTRUCTION.

       9.1     DEFINITIONS.

               (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

               (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations. See Addendum attached hereto.

               (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

               (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

               (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

       9.2 PARTIAL DAMAGE--INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty
(60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for
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any funds contributed by Lessee to repair any such damage or destruction.

       9.3 PARTIAL DAMAGE--UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten
(10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

       9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6. See Addendum attached hereto.

       9.5     DAMAGE NEAR END OF TERM.  If at any time during the last six
(6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("EXERCISE PERIOD"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

       9.6     ABATEMENT OF RENT; LESSEE'S REMEDIES.

               (a) In the event of damage described in Paragraph 9.2 (Partial Damage--Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

               (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty
(60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

       9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten
(10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve
(12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve (12) months.

       9.8 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

       9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.    REAL PROPERTY TAXES.

       10.1    (a)   PAYMENT OF TAXES. See Addendum attached hereto.  Lessee
shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

               (b) ADVANCE PAYMENT. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

       10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

       10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations
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assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12.  ASSIGNMENT AND SUBLETTING.

     12.1  LESSOR'S CONSENT REQUIRED.

          (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

          (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

          (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied.

          (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice ("Lessor's Notice"), increase the monthly Base Rent to fair market rental value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and market value adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.

          (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

     12.2  TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

          (a) Regardless of Lessor's consent, any assignment or subletting shall not; (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

          (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

          (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

          (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the current monthly Base Rent, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

          (g) The occurrence of a transaction described in Paragraph 12.1(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased to an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the amount required to establish such Security Deposit a condition to Lessor's consent to such transaction.

          (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment structure of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment structure for property similar to the Premises as then constituted.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublease, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

          (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

          (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

     12.4 ADDITIONAL PROVISIONS REGARDING SUBLETTING AND ASSIGNMENT. See Addendum attached hereto

13.  DEFAULT; BREACH; REMEDIES.

     13.1 DEFAULT; BREACH. A "DEFAULT" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH"



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is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

        (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

        (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

        (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recission of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or
(viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

        (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

        (e) The occurrence of any of the following events: (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

        (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

        (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

        13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

        (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

       (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

       (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

       (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

       13.3  INDUCEMENT RECAPTURE IN EVENT OF BREACH.  Any agreement by
Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, any such inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

       13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

       13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty
(30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "CONDEMNATION"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes

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title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.     BROKER'S FEE.

        15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

        15.2 Upon execution of this Lease by both Parties, Lessor shall pay to said Brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in See Addendum attached hereto for brokerage services rendered by said Brokers to Lessor in this transaction.

        15.3

        15.4 Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Each Broker shall be a third party beneficiary of the provisions of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

        15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorney's fees reasonably incurred with respect thereto.

        15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16.     TENANCY STATEMENT.

        16.1 Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

        16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years or for such lesser period during which Lessee has been in business. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor provided that the new Lessor assumes the Lessor's obligations under this Lease. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23.     NOTICES.

        23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

        23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

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27.     CUMULATIVE REMEDIES.  No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.     SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

        30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

        30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

        30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "NON-DISTURBANCE AGREEMENT") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

        30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein. 30.5 See Addendum attached hereto

31. ATTORNEY'S FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof and the right to install, and all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Lessee's business.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.     CONSENTS.

                (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

                (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.     GUARANTOR.

        37.1 If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each said Guarantor shall have the same obligations as Lessee under this Lease, including but not limited to the obligation to provide the Tenancy Statement and information called for by Paragraph 16.

        37.2 It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signature of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.     OPTIONS.

        39.1 DEFINITION. As used in this Paragraph 39 the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to leave the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

        39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

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        39.3    MULTIPLE OPTIONS.  In the event that Lessee has any Multiple
Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

        39.4    EFFECT OF DEFAULT ON OPTIONS.

                (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

                (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

                (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of Default under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or
(iii) if Lessee commits a Breach of this Lease.

40.     MULTIPLE BUILDINGS.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.



LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

        IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at   Los Angeles                   Executed at   8/25/84
           -------------------------------             ------------------------
on     8/25/94                              on
  ----------------------------------------    ---------------------------------
By LESSOR:                                  By LESSEE:
Herman and Florence W. Rosen Family Trust    Future Media Productions, Inc.
------------------------------------------  -----------------------------------
Dated December 21, 1988 and the Howard and   a California corporation
------------------------------------------  -----------------------------------
Carol Rosen Trust Dated April 8, 1975

By   /s/ Herman Rosen                       By  /s/ Alex Sandel
   ---------------------------------------     --------------------------------
Name Printed: Herman Rosen and Florence W.  Name Printed: Alex Sandel
             -----------------------------      -------------------------------
              Rosen
             -----------------------------
Title:   Trustees                           Title:   President
      ------------------------------------        -----------------------------
By                                          By
   ---------------------------------------     --------------------------------
Name Printed: Howard N. Rosen               Name Printed:
             -----------------------------      -------------------------------
              and Carol L. Rosen            Title:
             -----------------------------        -----------------------------
Title:   Trustees
      ------------------------------------
Address:  2759 Casiano Road                 Address:
        ----------------------------------          ---------------------------
          Los Angeles, CA 90077
------------------------------------------  -----------------------------------
Tel. No.(310)471-5305  Fax No.(310)471-7015 Tel. No.(818)704-9100 Fax No.
        -------------         -------------         (818)713-0146
                                                    --------------

                                ADDENDUM TO
           STANDARD INDUSTRIAL/COMMERCIAL SINGLE TENANT LEASE - NET
                     DATED AS OF AUGUST 24, 1994 ("LEASE")
                                BY AND AMONG
              HERMAN ROSEN AND FLORENCE W. ROSEN, TRUSTEES OF THE
        HERMAN AND FLORENCE W. ROSEN FAMILY TRUST DATED DECEMBER 21, 1998
                                    AND
               HOWARD N. ROSEN AND CAROL L. ROSEN, TRUSTEES OF
             THE HOWARD AND CAROL ROSEN TRUST DATED APRIL 8, 1975
                              AS THE "LESSOR"
                                    AND
           FUTURE MEDIA PRODUCTIONS, INC., A CALIFORNIA CORPORATION
                              AS THE "LESSEE"

     This Addendum is attached to and made a part of the Lease between Lessor and Lessee (all as described in the above title) for the Premises therein described. In the event there is any conflict between the provisions of this Addendum and the provisions of the Lease to which it is attached, the provisions of this Addendum shall control.

A. CONTINUED PROVISIONS. The following provisions are a continuation of certain of the provisions of the Lease as indicated by the applicable paragraph number set forth below:

     1.5 BASE RENT - ABATEMENT. Base Rent payable for the first two (2) full months of the Original Term (i.e., for September, 1994 and October, 1994) at the rate of Twenty Thousand Four Hundred Fifty-One and 60/100ths Dollars ($20,451.60) per month shall be fully abated and waived.

     2.3 COMPLIANCE WITH COVENANTS, ETC.. Notwithstanding the foregoing provisions of this Paragraph 2.3, no warranty or representation is made by Lessor related to the compliance of the improvements of the Premises with the provisions of the Americans with Disabilities Act, a federal law codified at 42 USC Section 12101 et. seq. ("ADA") and accordingly the provisions of Paragraph 2.3 shall not extend to any ADA compliance matters.

     6.2(b) DUTY TO INFORM LANDLORD. Lessee hereby represents, warrants and covenants that, except as (i) permitted under Paragraph 6.2(a), (ii) provided in the Paragraph 6.2(b), and (iii) disclosed on Exhibit "C" attached hereto, Lessee's business operations in or about the Premises do not and will not involve the use, manufacture, storage, handling, generation, transportation or other release of Hazardous Substances (individually and collectively, "Permitted Uses"). The reporting requirements of Paragraph 6.2(b) shall not apply to any Permitted Uses described on Exhibit "C", provided the same do not constitute a Reportable Use. Permitted Uses shall also include Hazardous Substances which are proposed to be used by Lessee and which are substantially similar to those described on Exhibit "C" related to Lessee's business operations, provided Lessee submits to Lessor a list of the same, and certifies to Lessor that such proposed Permitted Uses are consistent with the existing Permitted Uses and do not constitute a Reportable Use.

     6.2(c) LESSOR'S INDEMNIFICATION. Lessor shall indemnify, protect, defend and hold Lessee, its agents, employees, and lenders, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessor or under Lessor's control prior to the Commencement Date. Lessor's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or inquiry to person, property or the environment created or suffered by Lessor, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by the Lessor and Lessee shall release Lessor from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessee in writing at the time of such agreement.

     6.3 COMPLIANCE WITH LAW. In connection with the definition of Applicable Law under this Paragraph 6.3 (and without in any way limiting the definition of Applicable Law), Lessee acknowledges that the Premises and this Lease are subject to all of the provisions contained in the Valencia Industrial

Initials [Illegible]          Addendum - Page 1         Initials [Illegible]
         --------------                                          --------------

Center Declaration of Covenants, Conditions and Restrictions dated July 11, 1985, as may be amended from time to time, a copy of which is attached to this Lease as Exhibit "B".

    6.4 INSPECTION. Except in the case of an emergency, Lessor shall give Lessee at least 24-hours advance notice (written or oral) prior to undertaking any such inspections. Lessor shall use commercially reasonable efforts to minimize any interference with Lessee's business operations during any such inspections.

    7.2 LESSOR'S OBLIGATIONS -- STRUCTURAL REPAIRS. Subject to the provisions of Paragraphs 9 (damage and destruction) and 14 (condemnation), Lessor shall, at Lessor's expense, keep the foundations, structural membranes of the exterior roof and other structural aspects of the Premises in good order, condition and repair (collectively, "Structural Repair"). Lessor shall not, however, be obligated to (i) paint the exterior surface of the exterior walls, (ii) maintain or repair any other aspect of the roof, (iii) maintain or repair the windows, doors or plate glass or the interior surface of exterior walls, or (iv) undertake the Structural Repairs to the extent any such Structural Repairs are required to be done by reason of the acts, omissions or negligence of Lessee and/or its officers, directors, employees, agents, contractors or invitees not otherwise an Insured Loss (as defined in Paragraph 9.1(c) below) for which insurance proceeds and deductible amounts are actually received by Lessor, all of which maintenance and repair shall be the obligation of Lessee under Paragraph 7.1(a) of the Lease. Lessor shall not, in any event, have any obligation to make any Structural Repairs until Lessor receives written notice from Lessee of the need for such Structural Repairs and thereafter shall commence to make and complete the Structural Repairs in a commercially reasonable manner.

    8.3(a) PROPERTY INSURANCE -- ALL RISKS. The Insuring Party shall insure against all perils and risks of direct physical loss or damage, including flood and earthquake insurance. The deductible amount of any insurance policy maintained pursuant to this Paragraph 8.3(a) shall not exceed $10,000, except that the deductible amount of a flood and/or earthquake policy shall not exceed five percent (5%) of the policy coverage amount. In the event of any Insured Loss (as defined in Paragraph 9.1(c) of the Lease), Lessee shall pay to Lessor the full deductible amount under the insurance applicable to the Insured Loss within ten (10) days after the date of the Insured Loss. Lessor's obligation to undertake any repairs under Paragraph 9 of the Lease and Lessee's right to receive any abatement of rent under Paragraph 9.6 of the Lease are specifically conditioned upon Lessee's prompt payment of the said deductible amount to Lessor.

    9.1(b) AND 9.4 DEFINITION AND EFFECT OF "PREMISES TOTAL DESTRUCTION". "Premises Total Destruction" shall also mean damage or destruction to the Premises to such an extent that (i) as to an Insured Loss, Lessee is unable to conduct its business operations in at least fifty percent (50%) of the Premises for a consecutive period following the damage of more than one hundred and eighty (180) days or (ii) as to damage which is not an Insured Loss, Lessee is unable to conduct its business operations in at least fifty percent (50%) of the Premises for a consecutive period following the damage of more than one hundred twenty (120) days (individually and collectively, an "Impaired Use"). In the event of Premises Total Destruction by reason of an Impaired Use, and notwithstanding anything in Paragraph 9.4 of the Lease to the contrary, this Lease shall terminate the next day following the last day of the Impaired Use period; provided, however, Lessee may elect by written notice to Lessor given within thirty (30) days after the date of damage which otherwise might give rise to an Impaired Use to elect not to terminate this Lease if an Impaired Use were to arise respecting such damage (in which event this Lease shall not terminate even if such damage gives rise to an Impaired
Use).

    10.1(a) PAYMENT OF TAXES. During the Original Term, Lessee shall not be obligated to pay any portion of the Real Property Taxes applicable to the Premises which arises by reason of an increase in the Real Property Taxes as a result of a sale or exchange of the Premises by Lessor.

    12.4    ADDITIONAL PROVISIONS REGARDING SUBLETTING AND ASSIGNMENT.

            (a) ADDITIONAL CONDITIONS TO ASSIGNMENT. Notwithstanding any contrary provision of the Lease (including any contrary provision of Paragraphs 12 or 36), Lessor may withhold its consent to any proposed sublease or assignment of the Lease (as used in this Addendum, an "Assignment") if the following conditions have not been met:

                 (i) In connection with Paragraph 12.2(e) of the Lease, Lessee shall notify Lessor of its desire to enter into the Assignment and of all relevant facts in connection therewith, including (1) the name of the sublessee or assignee, (2) the nature of the sublessee's or assignee's business to be carried on in the Premises, (3) the terms of the sublease or assignment and all other


Initials [Illegible]          Addendum - Page 2         Initials [Illegible]
         --------------                                          --------------
contracts, instruments and agreements relating to the Assignment, and (iv) such other information as Lessor may reasonably request concerning the Assignment.

               (ii) The use to be made of the Premises by the proposed assignee or sublessee is generally consistent with the character and nature of the Premises and the permitted use under Paragraphs 1.8 and 6 of the Lease.

               (iii) The character, moral stability, reputation and financial condition of the proposed assignee or sublessee are satisfactory to Lessor in its sole discretion and, as to an assignment, the proposed assignee's net worth is acceptable to Lessor in its sole discretion.

               (iv) As to any Assignment other than a sublease of less than twenty percent (20%) of the improvements of the Premises, Lessee shall have agreed to assign and pay to Lessor as additional rent hereunder fifty percent (50%) of all Transfer Consideration (as defined in Paragraph 12.4(v) below).

               (v) "Transfer Consideration" shall mean and include all consideration paid or given, directly or indirectly, by the sublessee or assignee to Lessee in exchange for entering into the Assignment other than reimbursement for the security deposit, reimbursement of the depreciated value of any improvements, fixtures or furnishings installed in the Premises by Lessee and payment for merchandise or inventory of Lessee not in excess of Lessee's cost thereof and, if the Assignment is a sublease, all consideration paid or given, directly or indirectly, by the sublessee to Lessee over and above monthly rent and all additional rent payable by Lessee to Lessor allocable to the portion of the Premises subject to such sublease as determined by Lessor in any reasonable manner. Transfer Consideration shall include consideration in any form, including money, property, assumption of liabilities and any other item or thing of value. Notwithstanding the form of the Transfer Consideration, Lessee shall pay the same to Lessor in cash in an amount equal to the sum of the cash portion of the Transfer Consideration plus the fair market value of any non-cash Transfer Consideration; provided, however, that Lessee may pay any Transfer Consideration which is payable in cash installments to Lessor as it receives each such installment.

          (b) PERMITTED ASSIGNMENT. Lessor's consent shall not be required, and the provisions of Paragraph 12.4(a) above shall not apply, to any Assignment of the Lease to an entity (a "Permitted Assignee") which meets one of the following requirements as of the date of Assignment and provided that the use to be made of the Premises by the assignee is generally consistent with the character and nature of the Premises and the permitted use under Paragraphs 1.8 and 6 of the Lease: (i) the entity owns or controls at least fifty percent (50%) of the assets, stock and/or voting rights of Lessee; (ii) at least fifty percent (50%) of the assets, stock and/or voting rights of such entity is owned or controlled by Lessee; or (iii) the entity is under common control with Lessee such that the controlling party owns at least fifty percent (50%) of the assets, stock and/or voting rights of both Lessee and such entity. In the event of any Assignment to a Permitted Assignee, Lessee shall promptly provide Lessor with notice thereof and reasonable evidence of compliance with the above requirements.

     15. BROKER'S FEES. The total brokerage commissions payable under Paragraph 15 of the Lease by reason of the execution and performance under this Lease shall be Thirty Four Thousand Six Hundred Sixty-Four and 05/100 Dollars ($34,664.05), payable as follows:

          (i) $17,529.94 upon the later of (i) Lessee taking possession of the Premises, (ii) the date the cash portion of the Security Deposit is received by Lessor in good funds, or (iii) the date of compliance with the conditions of Paragraph 52 below.

          (ii) $571.14 per month for thirty (30) months commencing on October 1, 1994 and continuing thereafter on the first day of each month through February 1, 1997.

     30.5 LANDLORD WAIVER. Within thirty (30) days after written request by Lessee, Lessor will execute any commercially reasonable form of a so-called "Landlord Waiver" requested by a lender of Lessee with respect to Lessee's financing of its equipment, inventory and other items of personal property. Lessor shall have the right to negotiate directly with the Lessee's lender with respect to any objections to the proposed form of Landlord Waiver. Lessee shall reimburse Lessor for its reasonable attorneys fees and costs incurred with respect to the review and negotiation of each requested Landlord Waiver prior to the date Lessor is required to execute the same.


Initials [Illegible]          Addendum - Page 3         Initials [Illegible]
         --------------                                          --------------

B. NEW PROVISIONS. The following provisions are additional provisions of the Lease as indicated by the applicable paragraph number set forth below:

     49. "AS IS". Except as otherwise specifically provided in the Lease, Lessee acknowledges and agrees that no additional work shall be required with respect to the Premises by Lessor as a result of this Lease, that it has inspected the Premises as of the date of the Lease and is fully satisfied with the physical condition thereof, including all Utility Installations, and that it hereby accepts possession of the Premises as of the commencement of the Original Term strictly in its "as is" condition and hereby waives all rights and remedies it may at any time have against Lessor under this Lease or otherwise as a result of any latent or patent deficiency in the Premises as of such date. Notwithstanding the foregoing, Lessee is hereby advised that
(i) certain damages were caused to the Premises as a result of the January 17, 1994 Northridge earthquake and subsequent after shocks (the "Earthquake Damages") and (ii) to the knowledge of Lessor, Lessor and/or its existing tenant of the Premises, BE Aerospace ("Exiting Tenant"), have repaired all Earthquake Damages of which the Lessor has been made aware.

     50. OPTION. Lessee shall have one (1) option (each such option is herein referred to as an "Option") to extend the Original Term of the Lease for a period of five (5) years commencing March 1, 1997 and ending February 28, 2002 (herein referred to as the "Option Period").

          (a) MANNER OF EXERCISE. Lessee shall exercise the Option only by delivering written notice to the Lessor identifying the Option being exercised, provided that the Option may not be exercised any earlier than eight (8) months nor later than six (6) months prior to the expiration of the Original Term of the Lease, time being of the strictest essence. If Lessee fails to timely exercise the Option in the manner herein specified, then all of the terms contained in this Paragraph 50 as to the Option shall immediately and automatically terminate and be of no further force or effect.

          (b) LEASE TERMS. Except as otherwise provided in this Addendum, all provisions of the Lease shall continue in full force and effect during the Option Period and the Option Period shall be considered part of the Term of this Lease.

          (c) CONDITIONS. The provisions of Paragraph 39 of the Lease, including those relating to a Default of Lessee as set forth in Paragraph
39.4 of the Lease, are all conditions to the exercise of the Option.

          (d)  ADJUSTMENTS TO BASE RENT DURING OPTION PERIOD.

               (i) The amount of Base Rent payable commencing on March 1, 1997, on March 1, 1999 and on March 1, 2001 shall be adjusted as of said dates (the "Rent Adjustment Date") in accordance with this Paragraph 50(d). As of each Rent Adjustment Date, the Base Rent shall be equal the greater of
(1) the Base Rent in effect immediately preceding the Rent Adjustment Date, or (2) the product of the Base Rent in effect immediately preceding the Rent Adjustment Date multiplied by the percentage obtained by dividing the Index (defined below) for the third month preceding the Rent Adjustment Date by the Index for the third month preceding the Comparison Month. The "Comparison Month" for each Rent Adjustment Date is as follows: For March 1, 1997, the Comparison Month is August 1994; for March 1, 1999, the Comparison Month is March 1997; for March 2001, the Comparison Month is March 1999.

               (ii) When the Base Rent for a Rent Adjustment Date is determined, Lessor shall give Lessee notice setting forth that figure and describing how it was computed; provided, however that Lessor's failure to timely determine such adjustments or to notify Lessee of the same shall not relieve Lessee of its obligation to pay such adjusted Base Rent. Within five
(5) days after Lessor has notified Lessee of any such adjustment, Lessee shall pay to Lessor the excess of (1) the aggregate Base Rent due hereunder from and after such Rent Adjustment Date computed at such adjusted amount, over (2) the actual payments of Base Rent which have been previously made by Lessee for the period from and after such Rent Adjustment Date.

               (iii) The "Index" shall be the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for all Urban Consumers, Los Angeles-Anaheim-Riverside, California, All Items, 1982-84=100. In the event the base of the Index is changed, the new base shall be converted to the base of the Index in accordance with the tables issued by the Bureau of Labor Statistics and the base so converted shall continue to be used. In the event the Index otherwise ceases to exist in its current format, the parties shall substitute any official index published by the Bureau of Labor Statistics or successor or similar governmental agency as may then be in existence which is most nearly


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         ----------------                                         -------------
equivalent to the Index. If the parties are unable to agree upon a successor Index, either party may refer the determination thereof to arbitration in accordance with the then applicable rules of the American Arbitration Association.

     51. ARBITRATION. In the event any dispute (other than an Excluded Matter as defined in Paragraph 51 (a) below) should hereafter arise between Lessor and Lessee regarding the duties, rights and obligations of each with respect to the matters covered by this Lease or regarding the validity, construction, enforceability or performance of this Lease or any of its provisions, then such dispute shall be settled by arbitration in accordance with the Rules of the American Arbitration Association, except to the extent modified below, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Arbitration between the parties shall be conducted in Los Angeles, California and shall be guided by the following principles:

          (a) EXCLUDED MATTERS. The provisions of this Paragraph 51 shall not apply to the following matters, which may be brought in a court of competent jurisdiction (the "Excluded Matters"): (i) any summary proceeding brought by Lessor under any of California's unlawful detainer, eviction or any similar statutes which give a landlord the right to obtain possession of premises and/or to remove parties and/or property from premises or (ii) any immediate remedy of a temporary restraining order, preliminary injunction or such other form of injunctive or equitable relief as may be issued by any court of competent jurisdiction to (1) restrain or enjoin any of the parties hereto from breaching any covenant, representation, warranty or provision of this Lease or from frustrating the attainment of any of the purposes of this Lease, (2) specifically enforce the provisions hereof, and/or (3) mandate and require a party to this Lease to perform the obligations of such party hereunder (including the obligation to execute, acknowledge and deliver such instructions, documents and instruments as may be required pursuant to the provisions of this Lease) or (iii) any provisional relief contemplated under Paragraph 50(c) below.

          (b) SELECTION OF ARBITRATOR. The arbitration proceedings shall be conducted before a panel of three neutral arbitrators, all of whom shall be members of the Bar of the State of California, actively engaged in the practice of law for at least ten years, with expertise in deciding disputes and interpreting contracts relating to industrial and/or commercial leases. Each of the parties shall have the right to appoint one arbitrator. The two arbitrators appointed by the parties shall appoint a third arbitrator, who shall serve as the chairperson of the tribunal. The written decision of any two of the three appointed arbitrators shall be binding and conclusive on both parties to this Agreement. In lieu thereof, the parties may agree upon one arbitrator to serve as the sole arbitrator.

          (c) PROVISIONAL RELIEF PENDING COMPLETION OF ARBITRATION. Any party may seek from a court of competent jurisdiction any interim or provisional relief that may be necessary to protect the rights or property of that party, pending the arbitration tribunal's determination of the merits of the controversy.

          (d) DISCOVERY. The parties shall allow and participate in discovery in accordance with the Federal Rules of Civil Procedure for a period of ninety (90) days after the filing of the answer or other responsive pleading. Unresolved discovery disputes may be brought to the attention of the chairperson of the arbitration panel and may be disposed of by such chairperson.

          (e) ATTORNEYS FEES. The unsuccessful party to such arbitration shall pay to the successful party all costs and expenses, including arbitration filing fees and actual fees and costs of attorneys', accountants, experts and consultants incurred with respect to the arbitration proceedings by such successful party. Regardless of the outcome of the arbitration, there shall be but one successful party as determined by the arbitrators.

          (f) DETERMINATION OF ARBITRATOR. In rendering the award the arbitrator shall determine the rights and obligations of the parties according to the substantive and procedural laws of the State of California. The award may be limited to a statement that one party pay the other a sum of money. However, upon the request of a party, the arbitrators' award shall include findings of fact and conclusions of law. The arbitrators do not exceed their powers (per California Code of Civil Procedure Section 1286.2 or 1286.6) by committing an error of law or legal reasoning. The decision of the arbitrators shall be final and unreviewable for errors of law or legal reasoning of any kind. The arbitrators shall have the power to grant all legal and equitable remedies and award compensatory damages provided by California law, including punitive damages, with respect to the disputes covered by these arbitration provisions.


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         ----------------                                         -------------

    NOTICE: BY INITIALLING IN THE SPACE BELOW EACH PARTY IS AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND IS GIVING UP ANY RIGHTS SUCH PARTY MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALLING IN THE SPACE BELOW EACH PARTY IS GIVING UP ITS JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF A PARTY REFUSES TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, SUCH PARTY MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. EACH PARTY'S AGREEMENT TO THE ARBITRATION PROVISION IS VOLUNTARY.

    THE UNDERSIGNED PARTIES HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE
    "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.


         Lessor: [ILLEGIBLE]               Lessee: [ILLEGIBLE]
                 ---------------                   --------------

    52. CONDITIONS OF LEASE. In addition to any other conditions contained in this Lease, Lessor's obligations under this Lease are specifically conditioned upon (i) its ability to enter into an agreement with the Existing Tenant, in a form acceptable to Lessor in its sole discretion, to terminate the Existing Tenant's lease (the Existing Tenant has previously vacated the Premises), (ii) Lessor's approval of the financial condition, including a recent financial statement, of Alex Sandel (who will be executing a Guaranty of this Lease covering damages not to exceed $120,000.00), (iii) the execution by Alex Sandel of such Guaranty of Lease, and (iv) Lessee providing Lessor with a Certificate of Secretary and Incumbency Certificate indicating the authorization by the Board of Directors of Lessee to enter into this Lease and the authority of the person executing the same.

    53. ADA DISCLOSURE. Lessor hereby advises Lessee that a tenant of real property may be subject to the ADA. Among other requirements of the ADA that could apply to the Premises, Title III of the ADA requires tenants of "public accommodations" to remove barriers to access by disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons. The regulations under Title III of the ADA are codified at 28 CFR Part 36. The Brokers have recommended that Lessee and Lessee's attorneys, engineers and/or architects review the ADA and the regulations, to determine if and how the ADA may apply to Lessee after the Commencement Date, and the nature of the requirements.

    54. DRIVEWAY EASEMENT. Lessee acknowledges and agrees that (i) its right to use the western driveway is nonexclusive and occupants of the contiguous building thereto have the same nonexclusive rights and (ii) the easement for said driveway prohibits Lessee from constructing any fence or wall, or otherwise doing any act, which in any way may restrict or block the use of said driveway by the neighboring property occupants.

    55. FLOOR WEIGHT LIMITS. Lessee hereby acknowledges and agrees that (i) the designed weight limit of the main and mezzanine floors are eight hundred
(800) pounds per square foot and one hundred twenty-five (125) pounds per square foot, respectively and (ii) Lessee shall not use the Premises in any way which would allow these limits to be exceeded.

    56. FAX SIGNATURE OF HOWARD ROSEN. The parties acknowledge that Howard Rosen, the signator for one of the trusts composing Lessor, is currently in Alaska and will not return to Los Angeles until about September 1, 1994. Accordingly, this Lease shall be effective as to Howard Rosen's execution if he signs the signature page only by facsimile transmission. However, Lessor agrees that upon his return, Howard Rosen will initial where required and sign all signature copies of this Lease.


Initials [ILLEGIBLE]           Addendum - Page 6         Initials [ILLEGIBLE]
         ----------------                                         -------------

                      INDUSTRIAL REAL ESTATE LEASE - EXHIBIT "A"

                              DESCRIPTION OF PROPERTY


Property Address:       25136 West Anza Drive, Santa Clarita, CA 91355

Legal Description:      Parcel A: Parcel 18 in the County of Los Angeles,
                        State of California, as shown upon Parcel Map No.
                        12009 filed in Book 182 Pages 47 to 54 inclusive of
                        Parcel Maps, in the office of the County Recorder of said County.

                        Parcel B: A non-exclusive easement for purposes of ingress and egress over the easterly 13 feet of Parcel 17 of said Parcel Map No. 12009, filed in Book 182 pages 47 to 54 inclusive of Parcel Maps, extending from the most northerly terminus of the easterly line of said Parcel 17 a distance of 356.00 feet in a southerly direction.


                                    [GRAPHIC]












Initials [ILLEGIBLE]                Exhibit "A"          Initials [ILLEGIBLE]
         ----------------                                         -------------

[STAMP]

                            VALENCIA INDUSTRIAL CENTER
                            --------------------------
               DECLARATION OF COVENANTS, CONDITIONS, AND RESTRICTIONS
               ------------------------------------------------------

                                    PREAMBLE
                                    --------


    This DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS is made and entered into as of this 11 day of July, 1985, by VALENCIA COMPANY, a division of The Newhall Land and Farming Company (a California Limited Partnership), as owner of that certain real property located in the County of Los Angeles, State of California, as more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference.

    The real property described in Exhibit "A" is a part of a larger land area owned by VALENCIA COMPANY, which is being developed as a planned community, named Valencia. The real property which is the subject of this DECLARATION OF COVENANTS, CONDITIONS, AND RESTRICTIONS is known as VALENCIA INDUSTRIAL CENTER.

    VALENCIA INDUSTRIAL CENTER is being developed as a planned industrial complex which will provide employment opportunities for the residents of Los Angeles County and the surrounding areas. VALENCIA COMPANY intends that the design and development as well as the continuing use and operation of the


                                 EXHIBIT "B"
real property subject to this DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS shall be consistent with the aims and ideals of Valencia. It is the purpose of this DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS to provide the means for maintaining and controlling such development and use so that the design and integrity and amicable environment of Valencia will be maintained. This DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS, is designed to compliment local government and municipal regulations and where conflicts occur, it is intended that the most rigid requirements shall prevail. It is assumed that the owners and users of industrial sites in the VALENCIA INDUSTRIAL CENTER will be motivated to preserve these qualities through mutual cooperation and by enforcing not only the letter but the spirit of this DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS.

     IN WITNESS WHEREOF, VALENCIA COMPANY, has executed this DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS the day and year first above written.


                                  VALENCIA COMPANY, A division of
                                  The Newhall Land and Farming Company
                                  (a California Limited Partnership),


                                  By /s/ Thomas E. Dierckman
                                     -----------------------------------
                                     Authorized Agent


                                  By /s/ Donald L. Puente
                                     -----------------------------------
                                     Authorized Agent

STATE OF CALIFORNIA     )
                        )  ss
COUNTY OF LOS ANGELES   )

     On this 11th Day of July, 1985, before the undersigned a notrary public in and for the State of California personally appeared Thomas E. Dierckman and Donald L. Puente, the authorized agents, respectively, of VALENCIA COMPANY a Division of THE NEWHALL LAND AND FARMING COMPANY (a California Limited Partnership), personally known to be (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument on behalf of VALENCIA COMPANY, the division that executed the within instrument on behalf of said partnership, and acknowledged to me that VALENCIA COMPANY executed the same on behalf of said partnership and acknowledged to me that said VALENCIA COMPANY and said partnership executed the same pursuant to the Limited Partnership Agreement of said partnership.


                                 WITNESS MY HAND AND OFFICIAL SEAL


[STAMP]                          /s/ Debbie Landaker
                                 -----------------------------------
                                 NOTARY PUBLIC IN AND FOR SAID STATE

                              ARTICLE I

                             DEFINITIONS
                             -----------


     Unless the context otherwise specifies or requires, the terms defined in this Article I shall, for all purposes of this DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS have the meanings herein specified.

     ARCHITECT The term "Architect" shall mean a person holding a certificate to practice architecture in the State of California under authority of Division 3, Chapter 3 of the Business and Professions Code of the State of California, or under such other sections as may hereafter regulate the practice of architecture in the State of California.

     BENEFICIARY The term "Beneficiary" shall mean a mortgagee under a mortgage, as well as a beneficiary under a deed of trust.

     DECLARANT The term "Declarant" shall mean VALENCIA COMPANY, a division of The Newhall Land and Farming Company (a California Limited Partnership), and all of its successors, assigns, or designees who shall assume the obligations provided for herein, and to whom Declarant shall specifically assign in writing the right to enforce these restrictions provided for herein.

     DECLARATION The term "Declaration" shall mean this DECLARATION OF COVENANTS, CONDITIONS, AND RESTRICTIONS.

    DEED OF TRUST The term "Deed of Trust" or "Trust Deed" shall mean a mortgage as well as a deed of trust.

    FILE The term "File" shall mean, with reference to any subdivision map, the filing of said map in the Office of the Recorder of the County of Los Angeles, State of California.

    IMPROVEMENTS The term "Improvements" shall include buildings, outbuildings, roads, driveways, parking areas, fences, screening walls and barriers, retaining walls, stairs, decks, hedges, windbreaks, plantings, planted trees and shrubs, poles, signs, loading areas and all other structures or landscaping improvements of every type and kind, and any replacements, additions, repairs or alterations thereto of any kind whatsoever.

    OWNER The term owner shall mean each and every owner of the real property or any portion thereof or interest therein during the term of its ownership and each lessee or other occupant in possession thereof as may be appropriate under the context.

    MORTGAGEE The term "Mortgagee" shall mean a beneficiary under, or a holder of a deed of trust as well as a mortgage.

      OFFICE BUILDING(S) AND HIGH-TECH BUILDING(S) The Term "Office Building(s) and High-Tech Buildings(s)" shall mean buildings improved with a high percentage of offices and/or suites, used primarily for non-warehousing types of purposes and requiring a substantially greater amount of parking than building(s) used primarily for warehousing types of purposes.

      REAL PROPERTY The Term "Real Property" shall mean all or any portion of the property subject to the terms and provisions of the Declaration, including the real property described in Exhibit "A" attached hereto and such additional property that shall from time to time hereafter become subject to the Declaration, in accordance with the provisions contained in Section 2.2 hereafter.

      RECORD; RECORDED The term "Record" shall mean, with respect to any document, the recordation of said document in the Office of the County Recorder of the County of Los Angeles, State of California.

      SITE The term "Site" shall mean an area of land shown as one lot on a recorded subdivision map or so designated in a deed or lease in which Declarant is the grantor or lessor included within the real property described in Exhibit A or added thereto pursuant to Article II hereafter. If an easement or easements over any portion or portions of a Site established by recorded plan or recorded instrument is or are reserved by

Declarant for any purpose whatsoever, the area of such portion or portions shall be included in computing the area of that Site. If subsequent to the establishment of a Site by recorded plan or recorded instrument, any portion or portions thereof are, for railroad, street, highway, utility or public purpose, taken by right of eminent domain, or deed in lieu thereof, or dedicated or conveyed pursuant to reservation by Declarant, the area of such portion or portions shall continue to be included thereafter in computing the area of that Site.

     SUBDIVISION The term "Subdivision" shall mean the division of any Site or Sites of improved or unimproved property, or any portion thereof, shown on the latest equalized county assessment roll as a unit or as contiguous units, for the purpose of sale, lease, or financing whether immediate or future, in accordance with the terms and provisions of the Subdivision Map Act contained in Section 66410 et seq of the California Government Code, and the Los Angeles County Subdivision Ordinance enacted pursuant thereto.

     VISIBLE FROM NEIGHBORING SITES The term "Visible from Neighboring Sites" shall mean, with respect to any given object, that such object is or would be visible to a person six feet tall, standing on any part of such neighboring Sites at an elevation no greater than the elevation of the base of the object being viewed.

   VALENCIA INDUSTRIAL CENTER The term "Valencia Industrial Center" shall mean all of the real property now or hereafter made subject to the DECLARATION.

   VALENCIA INDUSTRIAL CENTER RESTRICTIONS The term "Valencia Industrial Center Restrictions" shall mean the covenants, conditions, and restrictions set forth in this DECLARATION, as it may from time to time be amended and supplemented.


                                 ARTICLE II
       PROPERTY SUBJECT TO THE VALENCIA INDUSTRIAL CENTER RESTRICTIONS

   SECTION 2.1  GENERAL DECLARATION CREATING VALENCIA
                INDUSTRIAL CENTER

   DECLARANT hereby declares that all of the real property located in the County of Los Angeles, State of California, described in Exhibit A, which is attached hereto and incorporated herein by this reference, is and shall be, conveyed, hypothecated, encumbered, leased, occupied, built upon or otherwise used, improved or transferred in whole or in part subject to the VALENCIA INDUSTRIAL CENTER RESTRICTIONS, meaning the covenants conditions and restrictions set forth in this DECLARATION. All of said covenants, conditions and restrictions are declared and agreed to be in furtherance of a general plan for the subdivision, improvement and sale of said real property and are established for the purpose of enhancing and perfecting the value, desirability and attractiveness of said real property and every part thereof. ALL OF THE VALENCIA INDUSTRIAL CENTER RESTRICTIONS SHALL RUN WITH ALL OF SAID REAL PROPERTY FOR ALL PURPOSES AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF DECLARANT AND ALL OWNERS, LESSEES, LICENSEES, OCCUPANTS AND THEIR SUCCESSORS IN INTEREST AS SET FORTH IN THIS DECLARATION.

   SECTION 2.2  ADDITION OF OTHER PROPERTY OWNED BY DECLARANT

   A. DECLARANT'S POWER Declarant may at any time during the pendency of this DECLARATION add all or any portion of any property now or hereafter owned by DECLARANT to the real property which is covered by this DECLARATION, AND UPON RECORDING OF A NOTICE OF ADDITION OF PROPERTY CONTAINING AT LEAST THE PROVISIONS SET FORTH IN SECTION 2.2B OF THIS ARTICLE II, THE PROVISIONS OF THIS DECLARATION specified in said notice shall apply to such added property in the same manner as if it were originally covered by this DECLARATION. Thereafter, to the extent this DECLARATION is made applicable thereto, the rights, powers and responsibilities of DECLARANT and the owners, lessees, licensees and occupants of Sites within such added property shall be the same as in the case of the real property described in Exhibit "A".

         B NOTICE OF ADDITION OF PROPERTY The notice of addition of real property referred to in Section 2.2A above shall contain at least the following provisions:

            1. A reference to this DECLARATION stating the date of recording hereof and the book or books of the records of Los Angeles County, California, and the page numbers where this DECLARATION is recorded;

            2. A statement that the provisions of this DECLARATION, or some specified part thereof, shall apply to such added property;

            3.  An exact description of such added property; and

            4. Such other or different covenants, conditions and restrictions as DECLARANT shall, in its discretion, specify to regulate and control the use, occupancy and improvement of such added property.

         SECTION 2.3  SUBDIVISION OF SITES

         There shall be no subdivision of any Site subject to the Valencia Industrial Center Restrictions without the prior written consent of Declarant which consent Declarant may withhold for any reason Declarant in its sole discretion deems reasonable. In addition, further subdivision or division of any Site shall not serve to make the parts into which such Site is subdivided themselves Sites for the purpose hereof in such instances where the prior written approval of the DECLARANT has not been received. The restrictions contained in the Valencia Industrial Center Restrictions shall, in such events, remain applicable to the entire Site as originally defined for the duration hereof.



                            ARTICLE III

                    REGULATION OF IMPROVEMENTS
                    --------------------------

          SECTION 3.1 APPROVAL OF PLANS
                      -----------------

         No Improvements of any nature whatsoever (including but not limited to any alteration or addition to any Improvements existing from time to time) shall be constructed, erected, placed, altered, maintained or permitted to remain on any Site subject to this DECLARATION until final plans and specifications showing the plot layout, all ingress and egress for persons and vehicles, all vehicle parking, all exterior elevations with materials and colors therefor, exterior signs; exterior hardscape, landscape, and irrigation, walls and fences, shall have first been submitted to and approved in writing by DECLARANT. Such final plans and specifications shall be submitted in writing in duplicate over the authorized signature of the owner, lessee, licensee or other occupant of the Site or his authorized agent. Under no circumstances shall the DECLARANT approve metal-clad buildings of any type or design. All roof equipment including but not limited to heating, air-conditioning and ventilation equipment, antennas and communication equipment shall be so located or screened so as not to be visible from neighboring sites and or adjacent streets. Changes in approved plans which materially affect building size, placement or external appearance shall similarly be submitted to and approved by DECLARANT.

         SECTION 3.2 BASIS FOR APPROVAL
                     ------------------

         Architectual Guidelines as may be amended from time to time to assist in the design and development of an individual Site within Valencia Industrial Center shall be made available from Declarant. Approval by Declarant of Plans and Specifications shall be based, among other things on Site plot plan dimensions, landscaped areas, and building design in conformity and harmony of external design with neighboring structures; effect of location and use of proposed improvements on neighboring Sites; the nature of improvements on neighboring Sites and the types of operations and uses thereof; relation of topography, grade and finish ground elevation of the Site being approved to that of neighboring Sites; proper facing of main elevation with respect to nearby streets and conformity of the plans and specifications to the purpose and general plan and intent of this DECLARANTION. DECLARANT shall not arbitrarily or unreasonably withhold its approval of such plans and specifications.

     SECTION 3.3 RESULT OF INACTION

     If DECLARANT fails either to approve or disapprove such plans and specifications within thirty (30) days after the same have been submitted to it, it shall be conclusively presumed that DECLARANT has approved said plans and specifications; provided, however, that if within said thirty (30) day period, DECLARANT gives written notice of the fact that a reasonable additional period is required for the approval of such plans and specifications, there shall be no presumption that the same are approved until the expiration of the extended period set forth in said notice.

     SECTION 3.4 PROCEEDING WITH WORK

     Upon receipt of approval of plans and specifications from DECLARANT pursuant to this section, the owner or lessee to whom the same is given shall, as soon as practicable, satisfy all conditions thereof and diligently proceed with the commencement and completion of all approved construction, refinishing, alterations and excavations. In all cases work shall be commenced within one year from the date of such approval. If there is a failure to comply with this paragraph, then the approval given pursuant to this section shall be deemed revoked unless DECLARANT upon request made prior to the expiration of said one year period extends the time for commencing work.

     SECTION 3.5 COMPLETION OF WORK

     In any event completion, reconstruction, refinishing or alteration of any such improvement shall be within two years after the commencement thereof except for so long as such completion is rendered impossible or would result in great hardship due to strikes, fires, national emergencies, natural calamities or other supervening forces beyond the control of the owner, lessee, licensee or occupant or his agents and of a non-financial nature. Failure to comply with this paragraph shall constitute a breach of the VALENCIA INDUSTRIAL CENTER RESTRICTIONS and subject the defaulting party or parties to all enforcement procedures set forth in this DECLARATION and any other remedies provided by law or in equity.

     SECTION 3.6 ESTOPPEL CERTIFICATE

     Within thirty (30) days after written demand is delivered to the DECLARANT and upon payment of a reasonable fee established by DECLARANT, there shall be recorded an estoppel certificate executed by DECLARANT and certifying that as of the date thereof either (a) all improvements made or other work done on or within a Site complies with the VALENCIA INDUSTRIAL CENTER

RESTRICTIONS or (b) such improvements or work do not so comply in which event the certificate shall identify the non-complying improvements or work and set forth with particularity the cause or causes for such non-compliance. Any lessee, purchaser or encumbrancer in good faith for value shall be entitled to rely on said certificate with respect to the matters set forth therein, such matters being conclusive as between the DECLARANT and all such subsequent parties in interest.

         SECTION 3.7 LIABILITY

         DECLARANT shall not be liable for any damage, loss or prejudice suffered or claimed on account of (a) the approval or disapproval of any plans, drawings and specifications whether or not defective; (b) the construction or performance of any work whether or not pursuant to approved plans, drawings and specifications; (c) the development of any Site within the VALENCIA INDUSTRIAL CENTER; or (d) the execution and filing of an estoppel certificate pursuant to the preceding paragraph whether or not the facts therein are correct, provided that DECLARANT has acted in good faith. In addition to the foregoing, Declarant makes no representation, warranty or guarantee of any kind whatsoever as to the propriety, feasibility or integrity of any plans, drawings and specifications approved by Declarant pursuant to the provisions contained herein.

         SECTION 3.8 REVIEW FEE

         A reasonable architectural review fee shall be paid to DECLARANT at such time as plans and specifications are submitted to it for approval. The determination of the exact amount of such fee shall be made from time to time by Declarant.



                                  ARTICLE IV

                         LIMITATIONS ON IMPROVEMENTS

         SECTION 4.1 MINIMUM SETBACK LINES AND BUILDING TYPES

         No building or parking (except as expressly provided for in Sections
4.2 and 4.3 below) shall be maintained upon any Site within forty (40) feet of any street, and no building shall be maintained within fifteen (15) feet of the property line of any other Site, nor have exterior walls constructed of other than substantial construction including concrete and masonry, nor shall more than fifty percent (50%) of the area of any Site be built upon; nor shall any building be constructed upon any Site with a roof having a difference in elevation of more than two (2) feet unless approved in the manner hereinafter provided.

     SECTION 4.2  OFFICE BUILDING(S) AND "HIGH TECH" BUILDING(S)

     Notwithstanding anything to the contrary contained in Section 4.1 above, any office building(s) and "high-tech" building(s) requiring a greater parking ratio than standard industrial buildings and whose location on the Site has a substantial setback from the street, may request a variance of the parking restriction within the forty (40') feet setback area from any street, provided a minimum of twenty-five (25') feet from the street curb is mounded or bermed to a height of not less than four (4') feet and landscaped so as to assure that all automobile parking within the forty (40') feet setback area is hidden from view from the street. Similarly, owners of Sites bordering dedicated streets on two sides may likewise request a variance of the forty (40') feet setback area on one street frontage (that being the street away from the building(s) or improvement(s) front) provided a minimum of twenty-five (25') feet from the street curb is mounded or bermed to a height of not less than four (4') feet and landscaped so as to assure that all automobile parking within the forty (40') feet setback area is hidden from view from the street. Nothing indicated herein shall be construed so to permit the granting of a variance providing for a landscaped setback area of less than twenty-five (25') feet within the Valencia Industrial Center.

    SECTION 4.3  USE OF SETBACK AREAS

    Within the required setback area from streets there shall be maintained on each Site only paved walkways, paved driveways (hardscape), and lawns and landscaping, with the surface of each Site not covered by improvements being at all times maintained so as to be dust free. At least two-thirds (2/3) of the surface of the required setback area from streets shall be maintained in landscaping.

    SECTION 4.4  LANDSCAPING

    Every Site on which a building shall have been placed shall have landscape and exterior hardscape constructed in accordance with plans and specifications submitted to and approved by DECLARANT pursuant to Section 3.1 above. With the exception of those areas planted in shrubs or trees, the landscaped areas shall be maintained in grass lawn or approved ground cover. Landscaping and hardscape as approved by DECLARANT shall be installed within thirty (30) days of occupancy or completion of the building, whichever occurs first, unless DECLARANT approved in writing another completion date. After completion such landscaping and hardscape shall at all times be maintained in an attractive and well-kept condition.

    SECTION 4.5 DRAINAGE

    No water shall be drained or discharged from any Site or Improvements thereon, and no Owner shall interfere with the drainage established as of the date of this Declaration, in or over the remainder of the real property or any other property adjacent to such Site, except in accordance with plans therefor approved by all public agencies having jurisdiction; provided that no water shall be drained or discharged at any time onto or diverted from any adjacent properties owned by Declarant.

    SECTION 4.6 SIGNS

         A. No signs projecting above the highest point on the roof line of any building or employing letters exceeding four (4) feet in height shall be used. No more than two business identification signs shall be used on any Site and no signs shall be painted on any structure. No flashing or moving lights shall be used.

         B. No signs shall be permitted other than those identifying the name, business and products of the person or firm occupying the premises constructed on any Site and those offering the premises for sale or for lease. The size and style of sale or lease signs shall first be approved by DECLARANT in writing. No more than one sign relating to the sale or leasing of the Site may be used, and such sign shall not exceed fifteen (15) square feet. Monument signs identifying each building shall be encouraged however, the design, colors, materials and size shall first be approved by DECLARANT.

         C. Notwithstanding anything to the contrary contained in this
Section 4.6, multi-tenant buildings shall be permitted one Tenant Directory Sign for each building. Said sign shall not exceed twelve (12) square feet and shall be approved by DECLARANT in writing as to design, color, and location of the sign on each Site.

         D. The location of all signs shall first be approved by DECLARANT.

         E. Signs and identifying markings on buildings or building Sites shall only be of such size, design and color as is first specifically approved by DECLARANT in writing.

      SECTION 4.7 PARKING AREAS

      Adequate off-street parking shall at all times be provided to accommodate all parking needs for employee, visitor and company vehicles on the Site. The intent of this provision is to eliminate the need for any on-street parking. No use shall be made of any Site at anytime which will attract parking in excess of the parking spaces then available thereon.

    SECTION 4.8 STORAGE AND LOADING AREAS

         A. Unless specifically approved by DECLARANT in writing, no materials, supplies or equipment, including company-owned or operated trucks, mobile homes, boats, trailers, or recreation vehicles, shall at any time be stored in any area on a Site except inside a closed building, or behind a visual barrier screening such areas so that they are not visible from the neighboring Sites or public streets. Visual barrier screening to a height of not more than eight (8) feet shall be permitted only with the prior written approval of DECLARANT.

         B.   Loading areas shall not encroach into setback areas.

         C. Loading docks shall be set back and screened to minimize the effect of their appearance from the street and so as not be visible from neighboring Sites. Docks shall not be closer than seventy (70) feet to the street property line, unless specifically approved by DECLARANT in writing. Loading whall be permitted to the rear of the setback line from that portion of a structure not fronting a street.

    SECTION 4.9 FENCING AND SCREENING OF STORAGE AREAS

    All areas requiring fencing shall be enclosed with a minimum six foot (6') high and maximum eight foot (8') high masonry wall, such as slumpstone, split face block wall with cap or brick. Chain link fence shall be prohibited throughout the VALENCIA INDUSTRIAL CENTER. Gate construction shall be of wrought iron or other materials first approved by DECLARANT.

         SECTION 4.10  SCREENING - TRASH AREAS

         All trash areas shall be enclosed with a minimum six foot (6') high masonry wall, such as slumpstone, split face block wall with cap, or brick. All trash enclosures shall have blinds or gates. Chainlink gates shall only be permitted if faced with wooden slats so as to obscure view of trash containers. No trash containers or bins shall be maintained on any Site unless contained within a masonry trash enclosure.

                                  ARTICLE V

                      REGULATION OF OPERATIONS AND USES

         SECTION 5.1  PERMITTED USES

         Each Site shall only be used for manufacturing, processing, storage, wholesale, office, laboratory, professional, research and development activities and/or other like uses which are permitted by the applicable zoning designation; No junk or salvage yard or any other use offensive to the neighborhood by reason of odor, fumes, dust, smoke, noise, or pollution or hazardous by reason of danger of fire or explosion, radiation, electro-magnetic disturbances, toxic or non-toxic matter shall be permitted regardless of whether or not permitted by applicable zoning laws or ordinances.

         SECTION 5.2  RESTRICTIONS AND PROHIBITED USES

         A. PROHIBITED USES The following are examples of operations and uses which shall specifically not be permitted on any Site subject to the Valencia Industrial Center Restrictions

            1.  Residential

            2.  Commercial

            3.  Restaurants of all types

            4.  Trailer Courts

            5.  Labor Camps

            6.  Junk Yards

            7. Drilling for and/or the removal of oil, gas or other hydrocarbon substances (except that this provision shall not be deemed to prohibit the entry of subject property below a depth of 500 feet for such purposes)

            8.  Commercial excavation of building or construction materials

            9.  Distillation of bones

            10. Dumping, disposal, incineration or reduction of garbage, sewage, offal, dead animals or refuse

            11.  Fat Rendering

            12.  Stockyard or Slaughter of Animals

            13.  Refining of Petroleum or of its Products

            14.  Smelting of Iron, Tin, Zinc or other Ores

            15.  Cemetaries

            16.  Jail or Honor Farms

            17. Any and all operations and uses not compatible or harmonious with the establishment and maintenance of a high quality industrial park.


         B. NUISANCES No rubbish or debris of any kind shall be placed or permitted to accumulate upon or adjacent to any Site, and no odors shall be permitted to arise therefrom so as to render any Site or portion thereof unsanitary, unsightly, offensive or detrimental to any Site or property in the vicinity thereof or to the occupants thereof. No nuisance shall be permitted to exist or operate upon any Site so as to be offensive or detrimental to any property in the vicinity thereof or to its occupants.

         C. MAINTENANCE AND REPAIRS OF IMPROVEMENTS Each Site and all Improvements thereon shall at all times be constructed, kept and maintained in first class condition, repair and appearance similar to that maintained by DECLARANT and other owners of high-class properties of similar class and construction in Los Angeles County, ordinary wear and tear excepted. All repairs, alterations, replacements, or additions to Improvements shall be at least equal to the original work in class and quality. The necessity and adequacy of such repairs shall be measured by the same standard as set forth above for the original construction and maintenance. Each owner shall also be responsible at all times for determining that all Improvements and the plans and specifications therefor shall conform and comply in all respects with the VALENCIA INDUSTRIAL CENTER RESTRICTIONS, all other restrictions of record, all applicable governmental regulations, and all exterior architectural design, location and color specifications as may be approved by DECLARANT. Each Owner shall also adopt and maintain such standards of property space maintenance, appearance, and housekeeping as shall be reasonable and customary for similar operations or enterprises and shall enforce compliance with such standards by all tenants, occupants, or users of space. On request, DECLARANT shall be entitled receive copies of all such standards or similar rules or regulations in effect from time to time. Notwithstanding anything to the contrary contained in the foregoing all exterior surfaces shall be maintained in first-class condition and shall be repainted at least once in every four (4) years.

     D. MAINTENANCE OF UNIMPROVED SITES. Each and every Site shall be maintained at all times in a weed-free, clean, and presentable condition prior to such Site being improved with buildings and landscaping.

         E. RIGHT OF ENTRY During reasonable hours, and subject to reasonable security requirements, DECLARANT, or its authorized representatives, shall have the right to enter upon and inspect any Site and the improvements thereon embraced for the purpose of ascertaining whether or not the provisions of the VALENCIA INDUSTRIAL CENTER RESTRICTIONS have been or are presently being complied with and shall not be deemed guilty of trespass by reason of such entry.

         SECTION 5.3  OTHER OPERATIONS AND USES

         Operations and uses which are neither specifically prohibited nor specifically authorized by the VALENCIA INDUSTRIAL CENTER RESTRICTIONS shall be permitted in a specific case only if operational plans and specifications are first submitted to and approved in writing by DECLARANT. Approval or disapproval of such operational plans and specifications shall be based upon the effect of such operations or uses on other Sites subject to these restrictions or upon the occupants thereof, but shall be in the sole discretion of DECLARANT.

                                 ARTICLE VI

                   DURATION, MODIFICATION AND REPEAL

         SECTION 6.1 DURATION OF RESTRICTIONS

         The VALENCIA INDUSTRIAL CENTER RESTRICTIONS shall continue and remain in full force and effect at all times with respect to all Sites included in the VALENCIA INDUSTRIAL CENTER and each part thereof, now or hereafter made subject thereto (subject, however, to the right to amend and repeal as provided for herein) until January 1, 2015. However, unless within one year prior to January 1, 2015, there shall be recorded an instrument directing the termination of the VALENCIA INDUSTRIAL CENTER RESTRICTIONS signed by owners of not less than two-thirds of the area of the real property then subject to the VALENCIA INDUSTRIAL CENTER RESTRICTIONS, (based on the number of square feet of real property subject to the VALENCIA INDUSTRIAL CENTER RESTRICTIONS), the VALENCIA INDUSTRIAL CENTER RESTRICTIONS, as in effect immediately prior to the expiration date shall be continued automatically without any further notice for an additional period of ten (10) years and thereafter for successive periods of ten (10) years unless within one (1) year prior to the expiration of any such period the VALENCIA INDUSTRIAL CENTER RESTRICTIONS are terminated as set forth above in this Section.

    SECTION 6.2  TERMINATION AND MODIFICATION

    This DECLARATION, or any provision hereof, or any covenant, condition or restriction contained herein, may be terminated, extended, modified or amended, as to the whole of the real property or any portion thereof, with the written consent of the owners of seventy-five percent (75%) of the area of the real property subject to the VALENCIA INDUSTRIAL CENTER RESTRICTIONS, based on the number of square feet of real property owned as compared to the total number of square feet of real property subject to the VALENCIA INDUSTRIAL CENTER RESTRICTIONS, provided, however, that so long as DECLARANT owns at least twenty-five percent (25%) of the real property subject to the VALENCIA INDUSTRIAL CENTER RESTRICTIONS, or for a period of fifteen (15) years from the effective date hereof, whichever period is longer, no such termination, extension, modification or amendment shall be effective without the written approval of DECLARANT thereto. No such termination, extension, modification or amendment shall be effective until a proper instrument in writing has been executed and acknowledged and recorded in the County where the real property affected thereby is situated.

                                  ARTICLE VII
                                  ENFORCEMENT


              SECTION 7.1     ABATEMENT AND SUIT

              The conditions, convenants, restrictions and reservations herein contained shall run with the real property, and shall be binding upon and inure to the benefit of the DECLARANT, and the Owners of every Site on the real property. These conditions, convenants, reservations and restrictions may be enforced as provided hereinafter by DECLARANT acting for itself or as DECLARANT acting as trustee, on behalf of all of the Owners of Sites. Each Owner by acquiring an interest in a Site shall appoint irrevocably the DECLARANT as its attorney-in-fact for such purposes; provided, however that if an Owner of a Site notifies DECLARANT of a claimed violation of these conditions, convenants, restrictions and reservations in writing and DECLARANT fails to act within sixty (60) days after receipt of such notification, then, and in that event only, an Owner may separately, at its own cost and expense, enforce the conditions, covenants, restrictions and reservations herein contained and have all of the remedies provided for in
Section 7.2 hereafter.

              SECTION 7.2     DEFAULT AND REMEDIES

              In the event of any breach, violation of failure to perform or satisfy any of the VALENCIA INDISTRIAL CENTER

RESTRICTIONS which has not been cured within thirty (30) days after written notice from DECLARANT to do so, DECLARANT in its sole option and discretion may enforce any one or more of the following remedies or any other rights or remedies to which DECLARANT may be entitled by law or equity, whether or not set forth herein. All remedies provided for herein or by law or in equity shall be cumulative and not mutually exclusive.

          A. DAMAGES DECLARANT may bring a suit for damages for any compensable breach of or noncompliance with any of the VALENCIA INDUSTRIAL CENTER RESTRICTIONS, or declaratory relief to determine the enforceability of any of the VALENCIA INDUSTRIAL CENTER RESTRICTIONS.

         B. EQUITY It is recognized that a violation by an Owner of one or more of the foregoing restrictions may cause DECLARANT to suffer material injury or damage not compensable in money and that DECLARANT shall be entitled to bring an action in equity or otherwise for specific performance to enforce compliance with the VALENCIA INDUSTRIAL CENTER RESTRICTIONS or an injunction to enjoin the continuance of any such breach or violation thereof.

         C. ABATEMENT AND LIEN RIGHTS Any such breach or violation of the VALENCIA INDUSTRIAL CENTER RESTRICTIONS or any provision hereof is hereby declared to be a nuisance, and DECLARANT shall be entitled to enter the Site or any portion thereof as to which the breach or violation exists and summarily abate and remove, without further legal process to the maximum extent permitted by law, any structure, thing or condition that may exist in violation of any of the VALENCIA INDUSTRIAL CENTER RESTRICTIONS, or to prosecute any remedy allowed by law or equity for the abatement of such nuisance against any person or entity acting or failing to act in violation of the VALENCIA INDUSTRIAL CENTER RESTRICTIONS, all at the sole cost and expense of Owner or any person having possession under Owner. Any costs or expenses paid or incurred by DECLARANT in abating such nuisance or prosecuting any such remedy (including all reasonable attorneys' fees and costs of collection), together with interest thereon at the maximum rate permitted by law shall be a charge against the Site or any portion thereof as to which the breach or violation exists, shall be a continuing lien thereon until paid, and shall also be the personal obligation of that person or entity who was Owner when such charges became due and committed such breach or violation. In addition to any other rights or remedies hereunder, DECLARANT may deliver to Owner and record with the Los Angeles County Recorder a certificate or notice of claim of lien (which, among other things, may but need not recite the nature of the violation, the legal description of the Site or portion thereof affected by such violation, the record or reputed Owner thereof, DECLARANT'S name and address, and the remedies being pursued or the amount of any such claim being changed). If the violation recited in such lien claim has not been cured to DECLARANT'S satisfaction and any recited amounts so charged have not been paid within 30 days thereafter, DECLARANT or DECLARANT'S authorized representatives may foreclose such lien by a sale conducted pursuant to Sections 2924, 2924b, and 2924c of the California Civil Code, as amended from time to time, or such other statutes applicable to the exercise of powers of sale in mortgages or deeds of trust, or in any other manner permitted by law. DECLARANT, through its authorized representatives, may bid on and acquire any Site or portion thereof subject to such lien at any such foreclosure sale. If the violations recited in such lien claim are timely cured and any recited amounts timely paid as provided above, an appropriate release of such lien shall be recorded by DECLARANT at Owner's sole cost and expense.

         SECTION 7.3 WAIVER

         No waiver by DECLARANT of a breach of any of the VALENCIA INDUSTRIAL CENTER RESTRICTIONS and no delay or failure to enforce any of the VALENCIA INDUSTRIAL CENTER RESTRICTIONS shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other of the VALENCIA INDUSTRIAL CENTER RESTRICTIONS by that Owner or any other Owner of the Site, or any other Site. No waiver by DECLARANT of and breach or default hereunder shall be implied from any omission by DECLARANT to take any action on account of such breach or default if such breach or default persists or is repeated, and no express waiver shall affect a breach or default other than as specified in said waiver. The consent or approval by DECLARANT to or of any act by an Owner requiring DECLARANT'S consent or approval shall not be deemed to waive or render unnecessary DECLARANT'S consent or approval to or of any subsequent similar acts by Owner.

   SECTION 7.4  COSTS OF ENFORCEMENT

   In the event any legal or equitable action or proceeding shall be instituted to enforce any provision of the VALENCIA INDUSTRIAL CENTER RESTRICTIONS, the party prevailing in such action shall be entitled to recover from the losing party all of its costs, including court costs and reasonable attorney's fees.

   SECTION 7.5  RIGHTS OF LENDERS

   No breach or violation of the VALENCIA INDUSTRIAL CENTER RESTRICTIONS shall defeat or render invalid the lien of any mortgage, deed of trust or similar instrument securing a loan made in good faith and for value with respect to the development or permanent financing of and Site or portion thereof; provided, however, all of the VALENCIA INDUSTRIAL CENTER RESTRICTIONS shall be binding upon and effective against any subsequent Owner of the Site or any portion thereof whose title is acquired by foreclosure, trustee's sale, deed in lieu of foreclosure or otherwise pursuant to such lien rights, but such subsequent Owner shall take title free and clear of any violations of the VALENCIA INDUSTRIAL CENTER RESTRICTIONS occurring prior to such transfer of title.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

     SECTION 8.1 ASSIGNMENT OF RIGHTS AND DUTIES Any and all of the rights, powers and reservations of DECLARANT herein contained may be assigned to any person, corporation or association which will assume the duties of DECLARANT pertaining to the particular rights, powers and reservations assigned, and upon any such person, corporation or association's evidencing its consent in writing to accept such assignment and assume such duties, he or it shall, to the extent of such assignment, have the same rights and powers and be subject to the same obligations and duties as are given to and assumed by DECLARANT herein. The term DECLARANT as used herein includes all such assignees and their heirs, successors and assigns. If at any time DECLARANT ceases to exist and has not made such an assignment, a successor DECLARANT may be appointed in the same manner as the VALENCIA INDUSTRIAL CENTER RESTRICTIONS may be terminated, extended, modified or amended under Section 6.2 of Article VI. Any assignment or appointment made under this section shall be in record-able form and shall be recorded in the County where the real property affected is situated.

     SECTION 8.2 CONSTRUCTIVE NOTICE AND ACCEPTANCE

     Every person or other entity who now or hereafter owns or acquires any right, title or interest in or to any portion of the real property made subject to the VALENCIA INDUSTRIAL CENTER RESTRICTIONS is and shall be conclusively deemed to have consented and agreed to every covenant, condition and restriction contained herein, whether or not any reference to this DECLARATION is contained in the instrument by which such person or entity acquired an interest in said real property.

     SECTION 8.3 WAIVER

     Neither DECLARANT nor its successors or assigns shall be liable to any owner, lessee, licensee, or occupant of a Site or of any portion of the real property subject to the VALENCIA INDUSTRIAL CENTER RESTRICTIONS by reason of any mistake in judgment, negligence, nonfeasance, action or inaction or for the enforcement or failure to enforce any provision of this DECLARATION. Every owner, lessee, licensee or occupant of any of Sites or any portion of the real property by acquiring his interest therein agrees that he will not bring any action or suit against DECLARANT to recover any such damages or to seek equitable relief.

    SECTION 8.4 MUTUALITY, RECIPROCITY: RUNS WITH LAND

    All covenants, conditions, restrictions and agreements contained herein are made for the direct, mutual and reciprocal benefit of each and every Site and portion of the real property now or hereafter made subject to this DECLARATION; shall create mutual, equitable servitudes upon each Site and portion of the real property in favor of every other Site and portion of the real property; shall create reciprocal rights and obligations between the respective owners of all Sites and portions of the real property and privity of contract and estate between all grantees of said Sites and portions of the real property, their heirs, successors and assigns; and shall, as to the owner of each Site and portions of the real property, his heirs, successors and assigns, operate as covenants running with the land, for the benefit of all other Sites and portion of the real property.

    SECTION 8.5 NOTICES

    All notices, consents, requests, demands and other communications provided for herein shall be in writing and shall be deemed to have been duly given if and when personally served or 24 hours after being sent by United States registered or certified mail, return receipt requested, postage prepaid, to the intended party at its last known address.

     SECTION 8.6  PARAGRAPH HEADINGS

     Paragraph headings, where used herein, are inserted for convenience only and are not intended to be a part of this DECLARATION or in any way to define, limit or describe the scope and intent of the particular paragraphs to which they refer.

     SECTION 8.7  EFFECT OF INVALIDATION

     If any provision of this DECLARATION is held to be invalid by any court, the invalidity of such provision shall not affect the validity of the remaining provisions hereof.

                         PERMITTED USES - HAZARDOUS SUBSTANCES


     1.   Not more than 10 gallons of 9% caustic soda solution.

     2.   Not more than 5 gallons of 3% hydrochloric acid solution.
















    -------                                                 -------
    -------                                                 -------
    INITIAL                                                 INITIAL
      HERE                        EXHIBIT "C"                 HERE
       NR                                                      JJ
    -------                                                 -------
    -------                                                 -------

                                 GUARANTY OF LEASE

        The undersigned, ALEX SANDEL ("Guarantor"), whose address for notice and other purposes is 10445 Wilshire Boulevard, Apartment No. 1605, Los Angeles, California, 90024 in order to induce HERMAN ROSEN AND FLORENCE W. ROSEN, TRUSTEES OF THE HERMAN AND FLORENCE W. ROSEN FAMILY TRUST DATED DECEMBER 21, 1988, and HOWARD N. ROSEN AND CAROL L. ROSEN, TRUSTEES OF THE HOWARD AND CAROL ROSEN TRUST DATED APRIL 8, 1975 (individually and collectively, "Landlord"), to enter into that certain Standard Industrial/Commercial Single Tenant Lease-Net of even date herewith (the "Lease Agreement") pursuant to which Landlord has leased certain premises in the County of Los Angeles, State of California, located at 25136 Anza Drive, Valencia, California 91355 to FUTURE MEDIA PRODUCTIONS, INC., a California corporation ("Tenant"), does hereby covenant and agree as follows:

        1. Guarantor hereby absolutely and unconditionally guarantees to Landlord the timely payment of all amounts that Tenant may at any time owe under the Lease Agreement or any extensions, holdovers, renewals or modifications thereof (collectively, the "Lease") and further guarantees to Landlord the full, faithful and timely performance by Tenant of all of the covenants, terms and conditions of the Lease. In the event Tenant shall default at any time in the payment of any rent or other sum whatsoever or in the performance of any of other covenant or obligation of Tenant under the Lease, then Guarantor, at its expense, shall on demand by Landlord (a) fully and promptly pay all such rent and sums (including, without limitation, all late charges and interest owing as a result of past due obligations of Tenant) and perform or cause to be performed all such covenants and obligations, and (b) pay to Landlord all costs and expenses reasonably incurred by Landlord (including, without limitation, court costs and actual attorneys' fees) as a result of or in connection with Tenant's default. Notwithstanding the foregoing, the total liability of Guarantor pursuant to this Guaranty shall not exceed One Hundred Twenty Thousand Dollars ($120,000.00), plus fees and costs (including attorneys fees and court costs) incurred by Landlord in the enforcement of this Guaranty. Guaranty agrees that the provisions of Paragraph 51 of the Lease dealing with arbitration of disputes shall be applicable to any disputes under this Guaranty.

        2. Guarantor hereby authorizes Landlord, without notice or demand and without affecting Guarantor's liability hereunder, to from time to time (a) consent to any extension, acceleration or other modification in the time for any payment required under the Lease or consent to any other alteration of or otherwise waive the performance of any covenant, term or condition of the Lease in any respect; (b) consent to any act or event requiring Landlord's approval under the Lease, including, without limitation, any assignment or sublease thereof; (c) take and hold security for any payment or the performance of any covenant, term or condition of the Lease or exchange, waive or release any such security; and (d) apply such security or direct the order or manner of sale thereof in any fashion. Notwithstanding any termination of the Lease, this Guaranty of Lease shall survive and continue until all covenants and obligations of Tenant have been fully satisfied and Guarantor shall not be released from any obligation or liability hereunder, nor shall Guarantor have any right of subrogation against Tenant or any right to participate in any security held on Tenant's behalf, so long as Landlord shall have any claim against Tenant (including, without limitation, claims for future rent and other charges under the Lease) arising out of the Lease that has not been settled or discharged in full, except to the extent the amount of such security exceeds the amount of all such claims.

        3. Guarantor hereby acknowledges that its obligations under this Guaranty of Lease are independent of and may exceed the obligations of Tenant under the Lease. Accordingly, Guarantor agrees that Landlord may bring a separate action against Guarantor, whether or not any action has been previously or will be subsequently brought against Tenant or Tenant is joined in such action, and may join Guarantor in any action or proceeding between Landlord against Tenant relating to the Lease. In addition, Guarantor waives all rights it may otherwise have to (a) require Landlord to proceed against Tenant or any other person or pursue any other remedy whatsoever; (b) complain of any delay in the enforcement of Landlord's rights under the Lease; or (c) require Landlord to proceed against or exhaust any security held on Tenant's or Guarantor's behalf. Guarantor further waives all defenses it may otherwise have arising by reason of any disability, defense or cessation of liability of Tenant (excluding, however, the defense of due performance under the Lease). Guarantor further waives the benefit of any statute of limitations affecting Guarantor's liability under this Guaranty of Lease.

        4. Until all Tenant's obligations to Landlord have been discharged in full, Guarantor has no right of subrogation against Tenant. Guarantor waives its right to enforce any remedies that Landlord now has, or later may have, against Tenant. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty of Lease, and waives all notices of the existence, creation, or incurring of new or additional obligations.

        5. Guarantor agrees that the term "Tenant" hereunder shall mean and include all licensees, assignees, subtenants and other persons directly or indirectly leasing or occupying any part of the premises under the Lease or operating or conducting any business in or from such premises; excluding, however, business invitees. If Landlord disposes of its interest in the lease, "Landlord", as used in this Guaranty of Lease, shall mean Landlord's successors. Without limiting the generality of the foregoing, Guarantor further agrees that Landlord, without notice to Guarantor, may assign or transfer the Lease, the right to receive rents or other sums payable under the Lease and/or this Guaranty of Lease, and no such assignment or transfer shall extinguish or diminish the liability of Guarantor, under this Guaranty of Lease.

        6. Guarantor hereby assumes full responsibility for monitoring and making all necessary inquiries regarding all circumstances affecting Tenant's ability to perform its obligations under the Lease and releases Landlord from any duty it may otherwise have to make disclosures to Guarantor in this or any other regard.

        7. Guarantor agrees that in the event Tenant, during the term of this Guaranty of Lease, shall become insolvent or shall be adjudicated a bankrupt, or shall file a petition for reorganization, arrangement or similar relief under any present or future provision of any federal or state bankruptcy laws or act, or if such a petition filed by creditors of Tenant shall be approved by court, or if Tenant shall seek a judicial readjustment of the rights of its creditors under any present or future federal or state law or if a receiver of all or part of its property and assets is appointed by any federal or state court, and in any such proceeding the lease shall be terminated or rejected, or the obligations of Tenant thereunder shall be modified, the liability of the Guarantor hereunder shall not be impaired, modified, changed or released.

        8. If Guarantor is more than one person, Guarantor's obligations are joint and several and are independent of Tenant's obligations. A separate action may be brought or prosecuted against any Guarantor whether the action is brought or prosecuted against any other Guarantor or Tenant, or all, or whether any other Guarantor or Tenant, or all, are joined in the action. The release or limitation of liability of any Guarantor hereunder shall not release or limit the liability of any other Guarantor hereunder.

        9. The provisions of the Lease may be changed by agreement between Landlord and Tenant at any time, or by course of conduct, without the consent of or without notice to Guarantor. This Guaranty of Lease shall guarantee the performance of the lease as changed. Assignment of the Lease (as permitted by the Lease) shall not affect this Guaranty of Lease.

        10. This Guaranty of Lease shall not be affected by Landlord's failure or delay to enforce any of its rights.

        11. This Guaranty of Lease shall be binding upon Guarantor and its successors, heirs, personal representatives and assigns and shall inure to the benefit of Landlord and its successors, heirs, personal representatives and assigns.

        12. In the event of any action or proceeding between Guarantor and Landlord arising out of or relating to this Guaranty of Lease, the unsuccessful party thereto shall pay to the successful party all costs and expenses, including, without limitation court costs and reasonable attorneys' fees, incurred by it therein and if such successful party shall recover judgment in any such action or proceeding, such costs, expenses and attorneys' fees may be included in and as part of such judgment. The successful party shall be the party who is entitled to recover its costs of suit, whether or not the suit proceeds to final judgment.

        13. This Guaranty of Lease shall be deemed to be made under and shall be governed by the laws of the State of California in all respects, including matters of construction, validity and performance, and the terms and provisions hereunder may not be waived, altered, modified or amended except in a writing duly signed by both Landlord and Guarantor.

        14. If any of the provisions of this Guaranty of Lease shall contravene or be held invalid for any reason, this Guaranty of Lease shall be construed as if it did not contain those provisions and the rights and obligations of the parties hereof shall be enforced accordingly.

                IN WITNESS WHEREOF, Guarantor has executed this Guaranty of Lease as of August 24, 1994.

                                /s/ ALEX SANDEL
                                ---------------------------------------
                                ALEX SANDEL


                                         2.

                           FUTURE MEDIA PRODUCTIONS, INC.

                              SECRETARY'S CERTIFICATE

                                         OF
                           BOARD OF DIRECTORS RESOLUTIONS

     I, Mike Lev, do hereby certify that I am the Secretary of Future Media Productions, Inc. ("Corporation"), a corporation duly organized and existing under and by virtue of the laws of the State of California and am keeper of the records and seal thereof; that the following is true, correct and complete copy of the resolution duly adopted by the unanimous consent of all of the members of the Board of Directors of said Corporation on August 24, 1994, and that said resolutions are still in full force and effect.

     WHEREAS, the Corporation has negotiated for lease of premises at 25136 Anza Drive, Valencia, California and;

     WHEREAS, it has been determined by the Directors that execution of said lease is in the best interest of the Corporation.

     THEREFORE, BE IT RESOLVED that Alex Sandel, President of the Corporation and Mike Lev, Secretary of the Corporation are hereby authorized to execute on behalf of the Corporation a lease agreement in accordance with Exhibit "A", a copy of which is attached hereto, and made a part hereof.

     RESOLVED further that the foregoing officers are hereby authorized to take any and all actions necessary to carry out the purpose of the said lease agreement.

     The foregoing action is taken by the unanimous written consent of the directors of the Corporation acting without a meeting pursuant to the provisions of Section 307 (b) of the California Corporation Code, and such action shall be deemed taken as of the 24th day of August, 1994.

     I DO CERTIFY, that the transactions contemplated by this resolution has been authorized by the unanimous consent of the Board of Directors of the Corporation, which authorization is still in full force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation at Woodland Hills, California this 24th day of August 1994.




                                             /s/ Mike Lev
                                             -------------------------
                                             Mike Lev, Secretary

AFFIX CORPORATE SEAL

                     INDUSTRIAL REAL ESTATE LEASE - EXHIBIT "A"

                              DESCRIPTION OF PROPERTY


Property Address:        25136 West Anza Drive, Santa Clarita, CA 91355

Legal Description:       Parcel A:  Parcel 18 in the County of Los Angeles,
                         State of California, as shown upon Parcel Map No. 12009 filed in Book 182 Pages 47 to 54 inclusive of Parcel
                         Maps, in the office of the County Recorder of said
                         County.

                         Parcel B: A non-exclusive easement for purposes of ingress and egress over the easterly 13 feet of Parcel 17 of said Parcel Map No. 12009, filed in Book 182 pages 47 to 54 inclusive of Parcel Maps, extending from the most northerly terminus of the easterly line of said Parcel 17 a distance of 356.00 feet in a southerly direction.




                            [SITE AND ROOF PLAN GRAPHIC]



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Initials                             Exhibit "A"            Initials:
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